SEPTEMBER 24, 2024
SUPPLEMENT TO
THE HARTFORD CAPITAL APPRECIATION FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2024
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Effective February 28, 2025, Gregg R. Thomas, CFA will no longer serve as a portfolio manager for The Hartford Capital Appreciation Fund due to his increased focus on his other roles at Wellington Management Company LLP. Thomas S. Simon, CFA, FRM and Veenu Ramchandani, CFA will remain as portfolio managers for The Hartford Capital Appreciation Fund and Mr. Thomas will be a resource for the portfolio management team as Co-Head of Investment Strategy/Head of Fundamental Factor team at Wellington Management Company LLP. Accordingly, under the heading “Management” in the above referenced Summary Prospectus, the following footnote is added next to Mr. Thomas’ name in the portfolio manager table effective immediately:
*
Effective February 28, 2025, Mr. Thomas will no longer serve as a portfolio manager for the Fund. Over the next five months, Mr. Thomas will transition his portfolio management responsibilities for the Fund to the Fund’s other portfolio managers.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7681
September 2024